SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Real Return Fund (the “Fund”)

Effective immediately, Kayvan Malek is removed as a portfolio manager to the Fund. All references to Kayvan Malek in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

November 25, 2019	IFR119/P1001ES